                                                                   EXHIBIT 10.05

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                 CONFIDENTIAL
                        INTERACTIVE SERVICES AGREEMENT

     This Interactive Services Agreement (this "Agreement"), effective as of December 23, 1999 (the "Effective Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, and CCBN.com, Inc. ("Interactive Content Provider" or "ICP"), a Delaware corporation, with its principal offices at 200 Portland Street, Boston, MA 02114 (each a "Party" and collectively the "Parties").

                                 INTRODUCTION
                                 ------------

     AOL and ICP each desires that AOL provide access to the ICP Internet Site and ICP Programming through the AOL Network, subject to the terms and conditions set forth in this Agreement. Defined terms used but not otherwise defined in this Agreement shall be as defined on Exhibit B attached hereto.


                                     TERMS
                                     -----

1.   DISTRIBUTION; PROGRAMMING
     -------------------------

     1.1  Programming and Distribution.  Beginning on a mutually agreed upon
          ----------------------------
          date(s) after the Effective Date, but in no event later than the date by which ICP shall have achieved Site and Content Preparation (as defined in Section 6.4 hereof), AOL shall provide ICP with the promotions set forth on Exhibit A-1. The promotions described on Exhibit A-1 and any other promotions provided by AOL to ICP shall be referred to as the "Promotions." AOL will have the right to fulfill the foregoing promotional commitments by providing ICP with comparable promotional placements in appropriate alternative areas of the AOL Network, provided that prior to providing ICP with any such comparable promotional placements that are [**] of the [**], AOL shall seek ICP's approval, which approval shall not be unreasonably withheld or delayed. If AOL is unable to deliver any particular Promotion, AOL will provide ICP, as its sole remedy, with a comparable promotional placement within the same AOL Property (e.g., in the case of the [**] within the [**])and at the same [**] as the Promotion not delivered by AOL. Except to the extent expressly described herein, the exact form, placement and nature of the Promotions shall be determined by AOL in its reasonable editorial discretion. ICP shall comply with the programing requirements and provide the Content set forth on Exhibit
          A. AOL's provision of Promotions in connection with any particular AOL Property shall be conditioned upon ICP's compliance in all material

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

          respects with the programming requirements and provision of the Content set forth on Exhibit A-1 for such AOL Property.

     1.2  Content.  The ICP Programming shall consist of the Content described
          -------
          on the programming plan attached as Exhibit A-2 (the "Programming Plan") and shall not contain any pointers or links to any other area on or outside the AOL Network, other than as described on Exhibit A with respect to such ICP Programming, without AOL's prior written consent (not to be unreasonably withheld). The ICP Internet Site shall consist of the Content described on the Programming Plan and any other Content as to which the Parties may mutually agree from time to time. ICP shall inform AOL of relevant search terms and terminology associated with popular areas and functionality within the ICP Internet Site and ICP Programming for AOL's promotional and content integration purposes. The inclusion of any additional Content for distribution through the AOL Network (including, without limitation, any features, functionality or technology) not expressly described on Exhibit A shall be subject to AOL's prior written approval.

     1.3  License.  ICP hereby grants AOL a non-exclusive worldwide license to
          -------
          use, market, license, store, distribute, reproduce, display, adapt (to [**] permitted by the terms of this Agreement, to [**] with the [**] and as otherwise permitted by the terms of this Agreement), communicate, perform, translate, transmit, and promote the ICP Internet Site, the ICP Programming and the Licensed Content (or any portion thereof) through the AOL Network, during the Term, as AOL may determine in its sole discretion, including without limitation the right to integrate Content from the ICP Internet Site and/or ICP Programming by linking to specific areas thereon, provided that the link to any such Content on the AOL Network shall conform to the specifications of an ICP Presence. Any Linked ICP Interactive Sites shall be subject to the foregoing license.

     1.4  Management; Network Costs.
          -------------------------

          1.4.1  Site, Licensed Content and Programming Management.  ICP shall
                 -------------------------------------------------
                 design, create, edit, manage, review, update (on a regular basis or as otherwise specified herein), and maintain the ICP Internet Site, ICP Programming and the Licensed Content in a timely and professional manner and in accordance with the terms of this Agreement and shall use commercially reasonable efforts to keep the Licensed Content current, accurate and well-organized at all times. ICP shall ensure that the Licensed Content within the ICP Internet Site and ICP Programming is equal to or better than the Content distributed by ICP through any other ICP Interactive Site in all material respects, including without limitation, quality, breadth, timeliness, functionality, features, prices of products and services and terms and conditions, except to the extent inclusion of such Content would other-wise violate this Agreement and except as otherwise expressly stated on Exhibit
                 A. Notwithstanding the foregoing, the Parties acknowledge and agree that the Content available on the Institutional Investor Interactive Site may differ in material respects from the Content offered on the ICP Internet Site; provided, however,
                                                           --------  -------
                 that ICP shall not offer any consumer-oriented Content to any other Interactive Service that is materially different in any respect from any consumer-oriented (e.g., non-institutional investor-oriented) Content offered to AOL Members. Except as specifically provided for herein, AOL shall have no obligations of any kind with respect to the ICP Internet Site or ICP Programming.

          1.4.2  Hosting, Communication and Network Costs.  ICP shall be
                 ----------------------------------------
                 responsible for any hosting or communication costs associated with the ICP Internet Site and ICP Programming (including any Linked Interactive Sites), including, without limitation, the costs associated with (i) any agreed upon direct connections between the AOL Network and the ICP Internet Site or ICP Programming or (ii) a mirrored version of the ICP Internet Site. All AOL network costs associated with the delivery of ICP Content, including multimedia events through the AOL Network, will be covered through the Quarterly Payments. ICP will work with AOL to minimize network costs indirectly or directly incurred as a result of delivering the ICP Content. Upon mutual agreement of the Parties, AOL may host the ICP Internet Site and ICP Programming and ICP shall be responsible for any costs associated with such hosting. In addition, AOL may elect to host certain events, and AOL shall be responsible for any costs associated with such hosting.

          1.4.3  No Registration; Site Access.  Without AOL's prior approval,
                 ----------------------------
                 which will not be unreasonably withheld, AOL Members shall not be required to go through a registration process (or any similar process) in order to access and use the ICP Internet Site, ICP Programming (including any Linked ICP Interactive
                 Site) or the Licensed Content. During the Term and for the two
                 (2) year period after the expiration or termination thereof, ICP shall not prevent AOL Members from accessing and/or using any ICP Interactive Site on terms and conditions that are as favorable as the terms and conditions available to other users of such ICP Interactive Site.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

          1.4.4  Failure to Comply with Material Obligations.
                 -------------------------------------------

                 (a)  ICP Technical Problem.  ICP shall ensure that the ICP
                      ---------------------
                      Internet Site complies at all times, in all material respects, with the standards set forth in Exhibit E hereto. In the event of any ICP Technical Problem (as defined in Exhibit B), AOL shall have the right to block AOL Member access to the ICP Internet Site until such time as ICP cures such ICP Technical Problem. In the event that ICP fails to cure any such ICP Technical Problem within [**] business days, ICP shall be deemed to be in breach of the Agreement and the thirty (30) day cure period set forth in Section 6.2 of the Agreement shall begin to toll. AOL shall have the right (in addition to any other remedies available to AOL hereunder (e.g., any blocking right)) to reduce (on a pro rata basis) the Impressions Target until such time as ICP cures such ICP Technical Problem (i.e., for each day such ICP Technical Problem exists beyond such initial [**] business day period, the Impressions Target shall be reduced by [**] of the Impressions to be provided by AOL hereunder), and in such event, AOL shall be relieved of the proportionate amount of the Impressions Target corresponding to such reduction in Impressions.

               (b)    Non-Compliant Content.  In the event that AOL notifies ICP
                      ---------------------
                      of the existence of any Content on the ICP Internet Site that violates the terms or conditions of this Agreement ("Non-Compliant Content"), AOL shall have the right to immediately block AOL Member access to the ICP Internet Site, and ICP shall promptly remove such Content. In the event of the existence of any Non-Compliant Content, AOL shall have the right (in addition to any other remedies available to AOL hereunder (e.g., any blocking right)) to immediately reduce (on a pro rata basis) the Impressions Target until such time as ICP cures such Non-Compliant Content (and in such event, AOL shall be relieved of the proportionate amount of the Impressions Target corresponding to such reduction in Impressions) (i.e., for each day such Non-Compliant Content exists, the Impressions Target shall be reduced by [**] of the Impressions to be provided by AOL hereunder). In the event that ICP fails to cure such Non-Compliant Content within [**] days of receiving notice from AOL, AOL shall have the right to terminate this Agreement.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

     1.5  Carriage Fee.
          ------------

          1.5.1  Schedule.  ICP shall pay AOL Fourteen Million One Hundred
                 --------
                 Thousand Dollars ($14,100,000.00) according to the quarterly payment schedule set forth on Schedule 1.5 attached hereto (the "Quarterly Payments"), on the quarterly dates set forth on such Schedule.

          1.5.2  Wired Payments.  All payments by ICP hereunder shall be paid in
                 --------------
                 immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number [**] at the Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081 (ABA: 021000021), or such other account of which AOL shall give ICP written notice.

          1.5.3  Late Payments.  In the event a Quarterly Payment is overdue by
                 -------------
                 fifteen (15) days following notice thereof to ICP, AOL, (i) may reduce the relevant Advertising Revenue Share to be paid to ICP by AOL hereunder up to such amount as is sufficient to offset the overdue payment due AOL, until such amount has been fully offset and (ii) in addition to any other remedies available to AOL hereunder, AOL may terminate this Agreement. Interest on any such overdue payment shall accrue at the Prime Rate plus two percent (2%) per annum.

          1.5.4  Warrants.  ICP shall provide AOL with common stock purchase
                 --------
                 warrants evidencing AOL's right to purchase stock of ICP, on the terms and conditions as specified in the warrant agreement attached hereto as Exhibit G (the "Warrant Agreement"), to be executed concurrently with this Agreement. In the event a Quarterly Payment is overdue by forty-five (45) days following notice thereof to ICP, and a reduction in the relevant Advertising Revenue Share to be paid to ICP by AOL hereunder is not sufficient to offset the overdue payment due AOL, then AOL shall have the right to have such warrants begin vesting immediately at a rate to be calculated as follows: until the earlier of (a) the date on which such overdue payment is made, or (b) the date on which all warrants have fully vested, an additional 5% of the total number of "Acceleration Warrants" shall vest, where "Acceleration Warrants" means such number of warrants as is calculated according to the following formula:

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                              AW=1.2 * ( X * WAR)

                 where AW is the number of Acceleration Warrants, X is the total amount of payment due AOL which is then overdue, and WAR is the warrant-to-advertising-revenue ratio then applicable pursuant to the Warrant Agreement (that is, the number of warrants issuable, at the time, under the Warrant Agreement, per dollar of advertising revenue generated by AOL).

          1.5.5  Advertising Payments.  Notwithstanding anything to the contrary
                 --------------------
                 in Schedule 4.2, during the period between the Effective Date and September 1, 2000, [**] of the Advertising Revenue Share (as defined in Section 4.1 below) shall be paid back to AOL by ICP and shall be credited toward ICP's September 1, 2000 carriage payment, until the earlier of (a) the date on which the September 1, 2000 carriage payment has been paid in full via such Advertising Revenue Share payments back to AOL, or (b) September 1, 2000 (when ICP shall pay any remaining portion of the September 1, 2000 carriage payment to AOL).

     1.6  Impressions Target.  During the Term, AOL shall provide ICP with [**]
          ------------------
          Impressions from ICP's presence on the AOL Network (the "Impressions Target"); provided that AOL shall use commercially reasonable efforts
                    --------
          to deliver the aforementioned Impressions as evenly as practicable over each calendar quarter over the course of the Term. For the purposes of this Agreement, ICP's presence on an AOL screen shall conform to the specifications of an ICP Presence, provided that only screens that contain a link to the ICP Internet Site or ICP Programming will count against the Impressions Target. In the event that the Impressions Target is not met (or will not, in AOL's reasonable judgment, be met) during the Term, then as ICP's sole remedy, at AOL's option either (a) the Term shall be extended for up to six (6) months without additional carriage fees payable by ICP, (b) AOL shall, from time to time, provide ICP with the remaining Impressions in the form of advertising space within the AOL Network of comparable value to the undelivered Impressions (as reasonably determined by AOL), or (c) some combination thereof.

     1.7  Member Benefits.  ICP will generally promote through the ICP Internet
          ---------------
          Site any special or promotional offers made available by or on behalf of ICP through any ICP Interactive Site or any other distribution channel; provided, however, that ICP shall not be required to promote
                   --------  -------
          through the ICP Internet Site offers the sole purpose of which is to attract or retain public corporations as clients or institutional investors as subscribers. In addition, ICP shall work with AOL to promote through the ICP Internet Site on a

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

          regular basis (but in any event not less than once per quarter) special offers exclusively available to AOL Members ("AOL Exclusive Offers"). The AOL Exclusive Offers made available by ICP shall provide a substantial member benefit to AOL Members, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature (e.g., a special speaker, etc.). ICP will provide AOL with reasonable prior notice of AOL Exclusive Offers and other special offers so that AOL can, in its editorial discretion, market the availability of such offers.

     1.8  Premier Status.
          --------------

          1.8.1  Generally.  So long as ICP is in compliance with all material
                 ---------
                 terms of this Agreement, during the Term, ICP will be the premier aggregator of IR Information (as defined in Exhibit B) that is promoted by [**] (the "Premier Status"). Such Premier Status shall include, [**] the following:

                 (a) AOL shall list the ICP Internet Site in AOL's "Directory of Services" and "Find" features;

                 (b) AOL shall not enter into an agreement during the Term with any ICP Competitor with respect to the provision of additional IR Information on or through the Premier Areas (e.g., related to other companies not currently contemplated by the terms of this Agreement), without also providing ICP with a good-faith opportunity to bid on the provision of such additional IR Information on or through the Premier Areas. AOL shall negotiate in good-faith with ICP with respect to such bid from ICP;

                 (c) Once the Premier Areas have completed the year 2000 redesign, the Personal Finance [**] (when commercially available to AOL Members) and the IR Information link from the primary Quotes page within the Premier Areas shall be [**] (i.e., the majority of AOL Members shall not have to [**] the relevant Promotion).

                 AOL's provision of the Premier Status to ICP is contingent upon ICP's full performance of all material obligations and full compliance with all material conditions set forth in this Agreement, including without limitation, ICP's payment of all fees due and owing by ICP under (and pursuant to the terms of) this Agreement. In the event of any substantial redesign of the AOL Personal Finance Channel during the Term, AOL shall use commercially reasonable efforts to ensure that such redesign shall not have a material adverse effect on the Premier Status. Any Dispute regarding whether any such redesign has a material adverse effect on the Premier Status shall be submitted to the Management Committee for final resolution pursuant to Section VII of Exhibit C to this Agreement.

          1.8.2  AOL Right to Terminate ICP Premier Status.
                 -----------------------------------------

                 (a) AOL shall have the right to terminate the Premier Status upon ICP's failure to fully perform all material obligations or fully comply with all material conditions set forth in this Agreement; and

                 (b) AOL shall have the right to terminate, in whole or in part, the Premier Status, in the event that at any time during the Term, the ICP Internet Site is not the top ranked Internet site whose principal business is the provision of aggregated investor relations web site content, in terms of, when taken as a whole: (a) quality based upon a cross-section of independent third-party reviewers who are recognized authorities in the investor relations industry and with respect to all material quality averages or standards in the investor relations category, including without limitation, quality, breadth, depth, timeliness, accuracy and reliability of the Content; functionality, features, ease of use and user interface of the site; and prices and terms and conditions of Products offered on the site and (b) both traffic, as measured by page views for IR Information components of third-party Internet Sites, and audience reach, as measured by share or percentage of Internet online users as reported by Media Metrix or similar organization reasonably determined by AOL.

                 1.8.2.1 Permissible AOL Activities. Notwithstanding anything to
                         --------------------------
                         the contrary in Section 1.8.1 above (and without limiting any actions which may be taken by AOL without violation of ICP's rights hereunder), no provision of this Agreement will limit AOL's ability (on or off the AOL Network) to:

                         (a)  undertake activities or perform duties pursuant to
                              (A) arrangements with third parties existing as of the Effective Date and (B) any agreements to which AOL becomes a party subsequent to the Effective Date as a result of Change of Control, or merger, acquisition or other similar transaction; provided, however, that AOL shall use commercially
                              --------  -------

         Confidential Materials Omitted and filed separately with the Securities and Exchange Commission Asterisks denote omissions.

                         reasonable efforts not to promote any such third parties' IR Information in the Premier Areas in a manner that would have a material adverse effect on ICP's Premier Status;

                    (b) sell or provide advertising (e.g., banners, buttons, links, sponsorships), including without limitation standard placements in any shopping area or channel, to any third party (including other providers of IR Information); provided, however, that none of such
                                       --------  -------
                         advertising shall be sold or provided on the ICP Internet Site;

                    (c) create editorial programming and paid-for contextual links (which programming may relate to and/or include Content involving IR Information from other providers); or

                    (d) enter into arrangements with any third party for the primary purpose of acquiring AOL Members whereby such third party is allowed to promote or market its products or services to AOL Members that are acquired as a result of such arrangement.

2.   PROMOTION
     ---------

     2.1  Cooperation.  Each Party shall cooperate with and reasonably assist
          -----------
          the other Party in supplying material for marketing and promotional activities.

     2.2  Interactive Site.
          ----------------

          2.2.1 Within each Unrestricted Interactive Site, ICP shall (a) upon receiving further details from AOL, use commercially reasonable efforts to participate in the "Netscape Now Affiliate Program" and (b) include a prominent (i.e., as prominent as that of [**]) promotional button or banner (at least 90 x 30 pixels or 70 x 70 pixels in size) appearing on the first screen of the Unrestricted Interactive Site (the "AOL Promo") or, other area of the ICP Interactive Site as mutually agreed upon by the Parties (the consent of either Party to such placement not to be unreasonably withheld), through which users may obtain promotional information about the AOL Service, the CompuServe brand service, Netscape or the AOL Instant Messenger service) and, at AOL's option, download or order the then-current version of client software for such AOL products or services. AOL will provide the creative content to be used in the AOL Promos. ICP shall post (or update, as the case may be) the creative content supplied by AOL within the spaces for the AOL

                 Promos within five days of its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, ICP shall provide AOL with monthly written reports specifying the number of Impressions to the pages containing the AOL Promos during the prior month. In the event that AOL elects to serve the AOL Promos to an Unrestricted Interactive Site from an ad server controlled by AOL or its agent, ICP shall take all reasonable operational steps necessary to facilitate such ad serving arrangement, including, without limitation, inserting HTML code designated by AOL on the pages of the Unrestricted Interactive Site on which the AOL Promos will appear.

          2.2.2 Within each Unrestricted Interactive Site, ICP shall provide prominent promotion for the keywords associated with the ICP Internet Site, and to the extent ICP offers or promotes any products or services similar to AOL's component products and services (e.g. Netfind or other search/directory services, NetMail or free/discount email, Instant Messenger, yellow/white pages, "My AOL" type personalized information, classifieds, etc.), ICP shall provide equal or greater promotions for such AOL-designated products.

     2.3  Other Media.  In ICP's television, radio, print and "out of home"
          -----------
          (e.g., buses and billboards, point of purchase and other "place-based" promotions) advertisements which are directed at a retail consumer audience (in contrast to advertisements directed at public companies ICP seeks to attract as its clients or at the institutional investor community), ICP will include specific references or mentions (orally where possible) of the availability of the ICP Internet Site through the America Online(R) brand service on terms and conditions to be mutually agreed upon by the Parties. In any event, such references or mentions shall be at least as prominent as any references that ICP makes to any ICP Interactive Site (by way of site name, related company name, URL or otherwise). Without limiting the generality of the foregoing, ICP's listing of the "URL" for any ICP Interactive Site will be accompanied by an equally prominent listing of the "keyword" term on AOL for the ICP Internet Site, which listing shall conform to the keyword guidelines attached hereto as Exhibit F. All such references or mentions of AOL, and the use of AOL's trademarks, trade names and service marks in connection therewith, shall be in accordance with Section II of Exhibit C.

     2.4  Preferred Access Provider.  So long as ICP receives the Premier Status
          -------------------------
          under this Agreement, ICP shall not promote any Interactive Service more favorably than AOL, and will not promote any Interactive Service other than AOL as its preferred Interactive Service. In all promotions in which ICP references AOL, ICP shall use commercially reasonable efforts to promote AOL as its preferred Interactive Service.

3.   REPORTING
     ---------

     3.1  AOL Reporting.
          -------------

          3.1.1  Usage.  AOL will supply ICP with monthly reports specifying for
                 -----
                 the prior month aggregate usage and Impressions with respect to ICP's presence on the AOL Network, which are similar in substance and form to the reports provided by AOL to other content partners similar to ICP.

          3.1.2  Advertising.  As quickly as is reasonable at the end of each
                 ----------
                 quarter, AOL will supply ICP with reports specifying the cash value or fair market equivalent value of any AOL Advertisements sold during the prior quarter. The report format, unless otherwise mutually agreed, will be similar in substance and form to the reports provided by AOL to other content partners similar to ICP. Each subsequent quarterly report shall contain an adjustment from, prior quarterly reports for actual amounts collected by AOL from the sale of AOL Advertisements during the previous quarters.

     3.2  ICP Internet Site Reporting.  ICP will supply AOL with monthly reports
          ---------------------------
          that reflect total impressions by AOL Members to the ICP Internet Site during the prior month, the number of and aggregate dollar value associated with the transactions involving AOL Members (to the extent such information is available or applicable) and any registration information obtained from AOL Members at the ICP Internet Site during the period in question. ICP represents that all URLs related to the ICP Internet Site are listed on Exhibit A-2 and ICP shall provide AOL with an update of such list promptly upon any change thereto.

     3.3  Promotional Commitments.  ICP shall provide to AOL a monthly report
          -----------------------
          documenting its compliance with any promotional commitments it has undertaken pursuant to this Agreement, and ICP shall provide AOL with "click-through" data with respect to the promotions specified in
          Section 2.

4.   ADVERTISING AND MERCHANDISING
     -----------------------------

     4.1  AOL Advertisements.  AOL shall have the right to license or sell
          ------------------
          promotions, advertisements, links, pointers or similar services or rights ("Advertisements") in or through the ICP Internet Site and ICP Programming ("AOL Advertisements"). AOL shall use commercially reasonable efforts to license or sell AOL Advertisements. AOL shall pay ICP a percentage of the Advertising Revenues generated by AOL or its agents with respect to AOL Advertisements (the "Advertising Revenue Share") according to Schedule 4.2 attached hereto.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

     4.2  Advertising Sales.  AOL owns all right, title and interest in and to
          -----------------
          the advertising and promotional spaces within the AOL Network and the ICP Internet Site (including, without limitation, advertising and promotional spaces on any AOL forms or pages on which ICP Programming resides). The specific advertising inventory within any such pages shall be as reasonably determined by AOL. Upon the prior written approval of AOL (not to be unreasonably withheld), ICP shall have the right to license or sell Advertisements in or through the ICP Internet Site and ICP Programming; provided, however, that in the event that
                                    --------  -------
          both AOL and ICP sell or license an Advertisement for a particular screen in or through the ICP Internet Site, the AOL Advertisement will have priority; provided, further, that ICP will not sell any
                         --------  -------
          Advertisements to any Interactive Service without the prior written approval of AOL. Notwithstanding the foregoing, in the event that ICP's share of the Advertising Revenues is less than (a) [**] in the first year of the Term, (b) [**] in the aggregate by the end of the second year of the Term, or (c) [**] in the aggregate by the end of the third year of the Term (each, an "Advertising Revenue Share Threshold"), ICP shall have the right, but not the obligation, to sell advertising on the ICP Internet Site during the year immediately succeeding the year in which ICP's share of the Advertising Revenues does not exceed the Advertising Revenue Share Threshold; provided,
                                                                   --------
          however, that after the exercise of such right by ICP, AOL shall not
          -------
          have the obligation to sell any further Advertisements on the ICP Internet Site; provided, further, that after such election by ICP,
                         --------  -------
          ICP shall be required to comply with and honor the terms of any then existing contractual commitments between AOL and any third-party advertiser with respect to the ICP Internet Site. In the event that in any year of the Term, ICP's share of the Advertising Revenues exceeds the Advertising Revenue Share Threshold for such year, AOL shall have the right, but not the obligation, to sell advertising on the principal ICP Interactive Sites (currently situated at www.ccbn.com) pursuant to a revenue sharing arrangement to be mutually
          ------------
          agreed upon by the Parties. If either ICP or AOL exercises the aforementioned rights, the Parties shall coordinate their advertising sales efforts to optimize the results of such efforts (e.g., such that both Parties' sales forces are not attempting to simultaneously sell the same inventory, etc.).

     4.3  Unacceptable Advertisements.  In the event that either Party notifies
          ---------------------------
          the other that it reasonably believes that an Advertisement running on the ICP Internet Site or ICP Programming is against its reasonable business interests, such Advertisement will be [**].

     4.4  Interactive Commerce.  Any merchandising permitted hereunder through
          --------------------
          the ICP Internet Site and/or ICP Programming shall be subject to (i) AOL's standard terms and conditions applicable to its interactive marketing partners and (ii) prior approval by AOL of all products, goods and services to be offered for sale through the ICP Internet Site or the ICP Programming. ICP will take all reasonable steps necessary to conform its promotion and sale of Products through the ICP Internet Site and ICP Programming to the then-existing technologies identified by AOL which are optimized for the AOL Service including, without limitation, any "quick checkout" tool which AOL may implement to facilitate purchase of Products by AOL Members through the ICP Internet Site. ICP shall not conduct any merchandising through the ICP Internet Site or ICP Programming through auctions, clubs or any method other than a direct sales format without AOL's prior written consent. Prior to entering into negotiations with any third party regarding merchandising or commerce arrangements through the ICP Internet Site and/or ICP Programming, ICP shall give AOL written notice of such desire and, upon request by AOL, negotiate in good faith with AOL or its commerce or marketing partner in the applicable product/service category regarding a merchandising or commerce arrangement.

     4.5  Payment Schedule.  Except as otherwise specified in Section 1.5, each
          ----------------
          Party agrees to pay the other Party all amounts received and owed to such other Party as described in this Section 4, subject to any adjustments made as described in Section 3.1.2, on a quarterly basis within sixty (60) days of the end of the quarter in which such amounts were collected by such Party. The first quarter for which payment is to be made shall (i) begin on the first day of the month following the month of execution of this Agreement and (ii) include the portion of the month of execution following the Effective Date (unless this Agreement was executed on the first day of a month, in which case the quarter shall be deemed to begin on the first day of such month).

5.   CUSTOMIZED ICP PROGRAMMING AND ICP INTERNET SITE
     ------------------------------------------------

     5.1  Performance.  All ICP Programming and the ICP Internet Site shall
          -----------
          comply in all material respects with AOL specifications and guidelines (including, without limitation, any HTML publishing guidelines) and the Operating Standards set forth on Exhibit E attached hereto.

     5.2  Customization.
          -------------

          (a) ICP shall customize and co-brand the ICP Internet Site for distribution over certain AOL Properties as more particularly described on Exhibit A-1. ICP shall make any reasonable changes to the customization and/or co-branding requirements of any AOL Property that may occur during the Term.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission Asterisks denote omissions.

          (b) Unless otherwise agreed upon by the Parties, ICP shall ensure that AOL Members accessing the ICP Programming or linking to the ICP Internet Site do not receive advertisements, promotions or links (i) for any entity reasonably construed to be in competition with AOL or any AOL Property, (ii) in a category in which AOL or the applicable AOL Property has an exclusive or other premier relationship with any third party, or (iii) otherwise in violation of the applicable AOL Property's standard advertising policies, which are subject to change from time to time at AOL's reasonable discretion. AOL represents and warrants that it has delivered to ICP copies of the current versions -of the standard advertising policies for each of the AOL Properties which constitute the subject of this Agreement and has notified ICP of the categories in which AOL maintains (as of the Effective
               Date) exclusive relationships with any third party commerce partner. AOL shall notify ICP of changes to such list of categories from time to time, and ICP shall not be deemed to have breached the terms of this Section 5.2(b) with respect to advertisements, promotions or links in categories with respect to which AOL has not notified ICP of an exclusive relationship with a third party, so long as (i) such exclusive relationship was in full force and effect prior to the inclusion of such promotions, advertisements or links and (ii) CCBN removes any such promotions, links or advertisements within five (5) days following notification by AOL that an exclusive relationship with a third party exists. AOL shall use commercially reasonable efforts to ensure that ICP will not, by reason of this Section 5.2(b), be [**] through the ICP Internet Site and ICP Programming, provided that the Parties agree that AOL does not guarantee that ICP will [**] through the ICP Internet Site and/or ICP Programming.

          (c) ICP shall provide continuous navigational ability for AOL Members to return to an agreed-upon point on the applicable AOL Property (for which AOL shall supply the proper address) from ICP Internet Site or ICP Programming (e.g., the point on the applicable AOL Property from which such site is linked), which, at AOL's option, may be satisfied through the use of a hybrid browser format. ICP shall ensure that navigation back to the AOL Network from the ICP Internet Site, whether through a particular pointer or link, the "back" button on an Internet browser, the closing of an active window, or any other return mechanism, shall not be interrupted by ICP through the use of any intermediate screen or other device not specifically requested by the user, including without limitation through the use of any html pop-up window or any other similar device. Rather, such AOL traffic shall be pointed directly back to the AOL Network as designated by AOL.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

          (d) ICP shall use AOL's tools and technology for all community-related utilities and functionality (including, without limitation, chat, message boards, and web page community services such as AOL Hometown) within ICP Programming and the ICP Internet Site and any registration or similar processes permitted hereunder in the event that (1) ICP desires to incorporate any such types of tools and functionality into the ICP Internet Site and/or the ICP Programming and (2) the relevant AOL tools and technology are [**]with those [**]. The Parties hereby acknowledge and agree that in no event shall the ICP Internet Site or ICP Programming contain the tools and technology of any AOL competitor without the express written consent of AOL.

     5.3  Links on ICP Internet Site.  The Parties will work together on
          --------------------------
          mutually acceptable links (including links back to AOL) within the ICP Internet Site in order to create a robust and engaging AOL member experience. ICP shall take reasonable efforts to ensure that AOL traffic is generally either kept within the ICP Internet Site or ICP Programming or channeled back into the AOL Network. To the extent that AOL notifies ICP in writing that, in AOL's reasonable judgment, links from the ICP Internet Site or ICP Programming cause an excessive amount of AOL traffic to be diverted outside of such site and the AOL Network in a manner that has a detrimental effect on the traffic flow of the AOL audience, then ICP shall immediately reduce (but in no event later than five (5) days following notice by AOL) the number of links out of such site(s). In the event that ICP cannot or does not so limit diverted traffic from such site, AOL reserves the right to terminate such links from the AOL Network to such site; provided that
                                                                  --------
          AOL will not require ICP to remove any such links to areas outside of the ICP Internet Site that are necessary for ICP to comply with its ICP Programming obligations under this Agreement.

     5.4  Review.  ICP shall allow appropriate AOL personnel to have access to
          ------
          all ICP Programming and the ICP Internet Site for the purpose of reviewing such sites to determine compliance with the provisions of this Section 5.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

6.   TERM, TERMINATION, SITE AND CONTENT PREPARATION, PRESS RELEASES.
     ---------------------------------------------------------------

     6.1  Term.  Unless earlier terminated as set forth herein, the initial term
          ----
          of this Agreement shall commence on the Effective Date and expire forty (40) months from the Effective Date. In the event that ICP's share of the [**] under this Agreement [**] during the Term, AOL shall have the right to extend this Agreement for a term of (at its option) one (1) or two (2) additional years terms (the "Extension Term") by providing ICP with written notice of such election no later than [**] prior to the expiration of the Initial Term (the "Extension Notification Period"). Upon receiving such notification, [**] shall have [**] to elect whether (a) such Extension Term shall be on the same terms and conditions contained herein, in which case ICP shall make quarterly payments to AOL of [**] on the first day of each calendar quarter of the Extension Term, commencing on the first day of the Extension Term or (b) such Extension Term shall be without the Premier Status, without any further [**] (other than any [**] expressly required by the terms of this Agreement), and without having any further obligations under Section 1.7 or Section 2 of this Agreement (collectively, the [**] Extension Decision"). Following notification by [**] of the [**] Extension Decision, if AOL has elected to extend the Agreement for a two (2) year Extension Term, it shall have the option to reduce the length of such Extension Term to one year by written notification of such decision to CCBN within [**] of the [**] Extension Decision. During any Extension Term, AOL shall be entitled to receive [**] of the Advertising Revenues generated during such Extension Term. Notwithstanding the foregoing, upon the expiration or earlier termination of this Agreement, AOL may, at its discretion, continue to promote one or more "pointers" or links from the AOL Network to an ICP Interactive Site and continue to use ICP's trade names, trademarks and service marks in connection therewith.

     6.2  Termination for Breach.  Either Party may terminate this Agreement at
          ----------------------
          any time in the event of a material breach by the other Party which remains uncured after thirty (30) days written notice thereof; provided, however, that in the event of the existence of a technical
          --------  -------
          problem of either Party beyond the reasonable control of such party (a "Force Majeure Event"), the breaching Party shall have sixty (60) days to cure such Force Majuere Event before the non-breaching Party shall have the right to terminate this Agreement; provide, however, that the breaching party shall use commercially reasonable efforts to cure such Force Majeure Event as promptly as possible; provided, further,
                                                            --------  -------
          that in the event of an ICP Force Majeure Event, AOL shall have the

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

          right to block access to the ICP Internet Site and to provide the AOL Members with access to (and promote, market or distribute) the IR Information of any third party (including, without limitation, any ICP Competitor) on or through the Premier Areas.

     6.3  Termination for Bankruptcy/Insolvency or Changes in Business.  Either
          ------------------------------------------------------------
          Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

     6.4  Site and Content Preparation.
          ----------------------------

          6.4.1  Certain Definitions
                 -------------------

                 (a) As used herein, "Site and Content Preparation" shall mean that ICP shall have completed all necessary production work for the ICP Internet Site, all ICP Programming and any other related areas or screens (including programming all Content thereon) in accordance with Exhibit A-2; customized and configured the ICP Internet Site, and all ICP Programming in accordance with this Agreement; and completed all other necessary work (including, without limitation, all AOL site testing set forth on Exhibit E) to prepare the ICP Internet Site, all ICP Programming and any other related areas or screens to launch on the AOL Network as contemplated in Exhibit A-2.

                 (b) As used herein, "[**] Preparation" shall mean that ICP shall have completed all necessary production work for the ICP Internet Site, all ICP Programming and any other related areas or screens (including programming all Content thereon) in accordance with subpart II-B of Exhibit A-2.

                 (c) As used herein, "AOL Failure" means, with respect to either the Site and Content Preparation Date or the [**] Deadline Date, AOL's failure: (i) to make [**] available by such date, (ii) to develop a data retrieval/integration mechanism appropriate and sufficient to allow ICP to achieve Site and Content Preparation or [**] Preparation, as applicable, (iii) to provide ICP the necessary technical specifications to allow it to achieve Site and Content Preparation or [**] Preparation, as applicable,
                      (iv) to develop with ICP the "mutually agreed to plans"
                       and "[**]

           Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                      specifications documents" referenced in Exhibit A-2, or
                      (v) to perform its obligations under this agreement.

          6.4.2  ICP shall achieve Site and Content Preparation within ninety
                 (90) days after the Effective Date (the "Site Deadline Date") and shall achieve [**] Preparation no later than [**] (the "[**] Deadline Date");

          6.4.3 If ICP has not achieved [**] Preparation by the [**] Deadline (either by providing the necessary content itself or procuring it from alternative sources), unless such failure is solely due to an AOL Failure, AOL may procure the content necessary to allow it to operate its Personal Finance [**] directly from third party sources. If such failure is solely due to an AOL Failure, the [**] Deadline shall be extended by the number of days solely attributed to such AOL Failure.

          6.4.4 In the event ICP has not achieved Site and Content Preparation within [**] after the Effective Date, then the Impressions Target set forth in Section 1.6 shall be reduced on a pro rata basis based on the number of days after such [**] period that ICP achieves Site and Content Preparation divided by 1183. In the event ICP has not achieved Site and Content Preparation within [**]after the Effective Date, then in addition to any other remedies available, AOL shall have the right to terminate this Agreement by giving ICP written notice thereof. If ICP is delayed in achieving Site and Content Preparation due to an AOL Failure and ICP notifies AOL in writing of such failure and the resulting delay, then the [**] and [**] periods referenced in this Section shall each be extended by the amount of time of ICP's delay solely attributable to such failure by AOL, and AOL shall [**] for such delay unless and until such applicable period, as so extended, expires without ICP having achieved Site and Content Preparation.

     6.5  Press Releases.  Each Party will submit to the other Party, for its
          --------------
          prior written approval, which will not be unreasonably withheld or delayed any press release or any other public statement ("Press Release") regarding the transactions contemplated hereunder. The failure to obtain the prior written approval of the other Party shall be deemed a material breach of this Agreement, whereby the non-breaching Party may terminate this Agreement immediately following written notice to the other Party, and the cure provision of Section
          6.2 of this Agreement shall not apply. Notwithstanding the foregoing, either Party may issue Press Releases and other disclosures as required by law or as reasonably advised by legal counsel without the consent of the other Party and in such event, the disclosing Party will provide at least five (5) business days prior written notice of such disclosure.

7.   TERMS AND-CONDITIONS. The terms and conditions got forth on the Exhibits
     --------------------
     attached hereto are hereby made a part of this Agreement.

IN WITHIN WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                    CCBN.COM, INC.

By:     /s/ Eric Keller                 By:     /s/ Jeffrey P. Parker
   ------------------------------          ---------------------------------
Print Name: Eric Keller                 Print Name: Jeffrey P. Parker
           ----------------------                  -------------------------
Title: VP - Business Affairs            Title:  Chairman & CEO
      ---------------------------             ------------------------------
Date:       12/23/99                    Date:   12/23/99
     ----------------------------            -------------------------------

           Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  EXHIBIT A-1
                                  -----------

                          AOL Promotional Obligations
                          ---------------------------

I.  Links to the ICP Internet Site
    ------------------------------

     AOL shall provide ICP with integrated placements and promotional links to the ICP Internet Site within the Personal Finance channel (or any specific successor thereof) offered on the AOL Service, as follows

-------------------------------------------------------------------------------------------------------
              Screen                 Promotion Type
              ------                 --------------
-------------------------------------------------------------------------------------------------------
[**]                                 Permanent Link
-------------------------------------------------------------------------------------------------------
[**]                                 Contextual link to feed-fed recorded conference calls in newsfeed area
-------------------------------------------------------------------------------------------------------
[**]                                 Permanent Link
-------------------------------------------------------------------------------------------------------
[**]                                 Via ticker-based feed, contextual link to conference call replays.
-------------------------------------------------------------------------------------------------------
AOL Investment Research Main (or     Permanent Link to IR Hub
successor area)
-------------------------------------------------------------------------------------------------------
AOL Keywords                         Permanent
-------------------------------------------------------------------------------------------------------
[**]                                 Integration of event feed information**
-------------------------------------------------------------------------------------------------------
[**]                                 Permanent link (after SEC Tab)
-------------------------------------------------------------------------------------------------------
[**]                                 Permanent link - newsfeed/text link under related news
-------------------------------------------------------------------------------------------------------
[**]                                 Permanent link - Company Information
-------------------------------------------------------------------------------------------------------
[**]                                 Permanent link - Header field
-------------------------------------------------------------------------------------------------------
[**]                                 Permanent link - Header field
-------------------------------------------------------------------------------------------------------
[**]                                 Permanent link - Header field
-------------------------------------------------------------------------------------------------------

-------------------

     /1/    Contingent upon AOL's completion of a redesigned message board structure, which AOL shall use commercially reasonable efforts to complete by June 30, 2000.

     ** AOL will use CCBN'S IR Information if CCBN'S content is technically compatible with AOL's systems; in any event, all links to IR information will go to CCBN sites. If CCBN's content is not compatible in AOL's reasonable discretion (based upon factors including, but not limited to, content quality, depth, accuracy and technical compatibility), AOL may use a third party for such IR information.

           Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

-------------------------------------------------------------------------------------------------------
[**]                                 Permanent link - Header field
-------------------------------------------------------------------------------------------------------
[**]                                 Permanent link - Deep link search
-------------------------------------------------------------------------------------------------------
[**]                                 Permanent link - Deep link search
-------------------------------------------------------------------------------------------------------

All pages and content provided by ICP must conform to established design guidelines and technical specifications for the Investment Research area.

All placements will be integrated according to a mutually agreed to roll-out schedule.

AOL may use third party providers of IR Information in the event that CCBN is unable to meet the deadlines set forth herein and/or the relevant product specifications.

II.  Links to ICP Programming
     ------------------------

     On its Investment [**] and Investment Research Site (and on each future site which is a specific successor to one of such sites), AOL shall provide a contextual, non-branded link to the ICP Site as is farther described as the CCBN "IR Hub."

     On AOL's Investment Snapshots and in its Portfolio Direct (and on each future site which is a specific successor to one of such sites), AOL will provide an indexed link to each company-specific "home page" within the CCBN IR Hub.

     From time to time, in its discretion, when companies likely to be of interest to a large audience are participating in upcoming conference calls either available or coordinated by ICP, AOL may promote such calls as "Live Events" on both the Personal Finance Main Screen and in the AOL Live area. Such guests will be promoted on AOL Live with a brief write-up and with a picture (if available) and will be branded with "brought to you by StreetEvents" or a similar, mutually agreed-upon branded promotion of ICP. While not required, ICP would hope that AOL shall promote ICP-sponsored events pursuant to this paragraph on no fewer than [**] occasions in each calendar month during the Term of this Agreement.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  EXHIBIT A-2

                    ICP Programming and Content Obligations
                    ---------------------------------------

I.  General Content
    ---------------

     ICP will provide AOL with access to a number of products and services including links to company investor relations Sites, access to live and archived investor conference calls, and access to company event information. ICP's overall objective is to provide AOL Members access to a critical mass of company-specific, investor-oriented information, as well as to lay the groundwork for an important forum for companies to communicate directly with the AOL community. This will be achieved in both an aggregated and disaggregated (e.g., ticker-based indexed links to events and information) manner.

     ICP will make available over the AOL Service, and over other AOL Properties (as more fully described in Section III below) the ICP Internet Site and the ICP Programming described in Sections II and III below.

     II.  ICP Internet Site and ICP Programming
          -------------------------------------

     ICP will create a customized site to be carried on the AOL Service, under a domain name co-branded with AOL (e.g.,ccbn.aol.com), tentatively to be called the "IR Hub". The CCBN-Street Events "IR Hub" site will be the Service's primary offering for all things related to the investor relations function of publicly traded companies. The IR Hub developed and maintained by CCBN will initially have the following as its principal components: a wide variety of live and recorded company conference calls, event information for such corporate news as earnings release dates and times, access to company IR web sites, and other important IR related material -- and may in the future have additional components appropriate to ICP's current or future business.

     The specific design of the IR Hub will be mutually agreed to by the Parties, provided that the IR Hub shall include the Content described in this Exhibit A-2 and shall conform to the applicable AOL Property's then-standard co-branding guidelines for Investment Research, Personal Finance and [**] partners.

ICP will create the assets described below:

A.   Site Assets
----------------

     1)   Co-branded IR Hub

The central, unified offering of all IR-related material on the Service. This Hub will contain (as an example) navigation which will allow members to find IR information on companies of interest, lists of important upcoming events (calls), lists of important recent events (recorded calls), and other supporting information.

         Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omission.

     2)   IR Pages

These will be ticker-based pages that will be linked to from various company specific sites and pages (most importantly the AOL Quote and other company research functions). ICP will endeavor to provide the following, at a minimum:

     For Companies that are a part of the following indexes or lists: S&P 500, AOL Top 100 most popular portfolio symbols, Nasdaq 100, and TheStreet.com Internet Index (the DOT).

     .    [**] access to all [**] must be
     .    [**] access to [**] information for [**]
     .    [**] to the Company's [**]
     .    [**] info for [**]
     .    The established [**] Company [**] etc.)
     . Button/Link so that a user can [**] to the [**]

For Companies that are outside the indexes and lists above:

     .    [**] (both [**])from [**] (if available)
     .    [**] Company's [**] (if available)
     .    Basic contact info for IR Department
     .    The established [**] Company
          company [**] etc.)
     .    [**] so that a user can [**]
          (when possible)

     ICP reserves the right to add or delete specific information to or from each Company Site during the term of the Agreement, as long as it is in keeping with this basic array of information.

     3)   A system for contextual newsfeed publication.

This system will permit AOL to publish recently recorded conference calls and other IR news-related events within its contextual newsfeed displays. This system should permit AOL to update its displays in [**] as possible - and at a minimum will be updated once a day.

         Confidential Materials Omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omission.

B.   [**] Assets
     ----

ICP shall create the following assets by the [**] Deadline Date, subject to the limitations as described in Section 6.4:

     1)   A Co-branded, centralized Personal Finance [**]

     This will be a co-branded, AOL/StreetEvents centralized Personal Finance [**]that includes access to [**] information for companies including [**] subjects, [**] as well as non-company specific [**].

          The [**] will include the following features:

          . [**], which includes [**] for the [**] for each of the [**] based on a [**]. Companies that should be [**] the companies [**]

          . [**]for each of the [**] that includes [**] for that [**], with relevant information based on [**]


          .    [**] - Ability to [**] for [**] by [**]

          .    [**] - ability to [**]for [**] by [**] (both
               [**]).

          . From [**] the [**] pages, provide [**] to respective [**] that [**]. For example, a [**] will have a [**] to a page that [**] and provides audio access, if available. [**] will include [**]. Examples include:

          .    [**] will [**] to [**]

          .    [**] will go to [**]

The specific design of the [**] will be as mutually agreed upon by AOL and ICP, but in any event, will conform to AOL's standard layout, branding and look and feel requirements as they apply to similarly situated premier providers of content for the Investment Research are of AOL

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Personal Finance and as they are defined in a detailed [**] specifications document to be provided to ICP by AOL.

     2) A dynamic system which will feed IR information to AOL's various [**] operations

This system will allow for the creation of a [**] of upcoming [**] and other important IR events. This system should allow for, at a minimum, daily updates. Linking information should be included. CCBN shall provide a feed to AOL that can be integrated into an individual's [**] page. The feed will include [**] and [**]. [**] shall mean the [**] underwritten public offering of common stock of a corporation registered pursuant to the Securities Act of 1933, as amended, resulting in aggregate cash proceeds (prior to underwriters' commissions and expenses) of more than [**]

     3)   Feeds to other areas on the AOL Service.

ICP will provide, in an approved AOL format, information suitable for integration into AOL's [**] product (e.g., announcements of upcoming [**] for different companies), [**] (e.g., [**] announcements) and [**] (e.g., [**] schedules).

C.   Company Site and Keywords.
     --------------------------

ICP will provide and maintain a Company Site for each of the companies on the indexed lists, as well as selected others that maintain a commercial business relationship with CCBN, and links to such Site within the ICP Internet Site. AOL and ICP will work together to create standardized keywords that AOL and CompuServe members can easily remember (e.g. Intel IR, Amazon IR, General Motors IR). Keywords for Companies will link directly to the Company Site within the ICP Internet Site for such Company.

D.   Investor Education
     ------------------

ICP and AOL agree that educating investors as to the purpose of conference calls, the quarterly earnings cycles, analyst estimates and their role in the process, etc. will be critical toward building value and regular usage to the ICP Internet site. Both ICP and AOL agree to sponsor education-oriented material in the IR Hub, and on the AOL Service generally, to educate investors.

     Anything else in this Agreement notwithstanding, ICP will not be obligated to make any information available through the IR Hub which it does not reasonably believe it has the legal right to make available. All information which is made available through the IR Hub is subject to the approval of the owner of the copyright in such information, which may be the relevant Available Company or a third party data provider. (Current third parties which feed data to ICP, and which may, therefore,

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

hold the copyright in relevant information include, [**] and [**]

III. Other AOL Properties
     --------------------

     A.   Netcenter

     ICP shall create a version of the ICP Internet Site customized for distribution through Netcenter (the "Netcenter ICP Site"). ICP will:

(a) develop the Netcenter ICP Site as a "cul de sac" site containing no links outside of the Netcenter ICP Site other than to Netcenter, other AOL or third party Content determined by AOL, or advertisements permitted under this Agreement,

(b) display on each page of the Netcenter ICP Site, headers and footers of size and type determined by AOL and which contain branding of both the Netcenter and ICP, links to Netcenter, a Netcenter search box and two (2) promotional spaces to be programmed by AOL,

(c) program each page of the Netcenter ICP Site with a co-branded domain name (e.g., ccbn.netcenter.com),

(d)  cause the Netcenter ICP Site to match the look and feel of Netcenter, and

(e) co-brand the Netcenter ICP Site (and the versions of StreetEvents-on-AOL and the IR Hub contained thereon) according to the co-branding requirements relevant to Netcenter.

(f) upon receiving further details from AOL, use commercially reasonable efforts to participate in the "Netscape Now Affiliate Program."

     The Netcenter ICP Site shall contain Content of substantially the same quality, scope, functionality, terms and conditions as the Content on the ICP Internet Site as described on this Exhibit A-2, and ICP's obligations with respect to the Netcenter ICP Site will be the same as its obligations with respect to the ICP Internet Site. In general, all terms and conditions of this Agreement applicable to the ICP Internet Site shall apply to the Netcenter ICP Site except as expressly otherwise stated.

     B. CompuServe

     ICP shall create a version of the ICP Internet Site customized for distribution through CompuServe (the "CompuServe ICP Site"). ICP will:

(a) develop the CompuServe ICP Site as a "cul de sac" site containing no links outside of the CompuServe ICP Site other than to CompuServe, other AOL or third party Content determined by AOL, or advertisements permitted under this Agreement,

(b) display on each page of the CompuServe ICP Site, headers and footers of size and type determined by AOL and which contain branding of both the CompuServe and ICP, links to CompuServe, a CompuServe search box and two
     (2) promotional spaces to be programmed by AOL,

(c) program each page of the CompuServe ICP Site with a co-branded domain name (e.g., ccbn.CompuServe.com),

(d)  cause the CompuServe ICP Site to match the look and feel of CompuServe, and

(e) co-brand the CompuServe ICP Site (and the versions of StreetEvents-on-AOL and the IR Hub contained thereon) according to the co-branding requirements relevant to CompuServe.

The CompuServe ICP Site shall contain Content of substantially the same quality, scope, functionality, terms and conditions as the Content on the ICP Internet Site as described on this Exhibit A-2, and ICP's obligations with respect to the CompuServe ICP Site will be the same as its obligations with respect to the ICP Internet Site. In general, all terms and conditions of this Agreement applicable to the ICP Internet Site shall apply to the CompuServe ICP Site except as expressly otherwise stated.

                            EXHIBIT B - DEFINITIONS

DEFINITIONS.  The following definitions shall apply to this Agreement:
-----------

Advertising Revenues.  Aggregate amounts collected by AOL or AOL's agents, as
--------------------
the case may be, arising from the license or sale of AOL Advertisements, less fifteen percent (15%) sales costs.

Affiliate.  Any agent, distributor or franchise of AOL, or an entity in which
---------
AOL holds at least a nineteen percent (19%) equity interest.

AOL Service.  The narrow-band U.S. version of the America Online(R) brand
-----------
service, specifically excluding (a) AOL.com and any other AOL Interactive Site,
(b) the international versions of an America Online service (e.g., AOL Japan),
(c) the CompuServe brand service and any other CompuServe products or services,
(d) Netscape Netcenter(TM) and any other Netscape(R) products or services, (e) "ICP(TM)," "AOL Netfind(TM)," "AOL Instant Messenger(TM)," "Digital City(TM)," "NetMail(TM)", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown" or any similar independent product service or property which may be offered by, through or with the U.S. version of the America Online(R) brand service, (f) any programming or content area offered by or through the U.S. version of the America Online(R) brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online(R) brand service,
(h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online service which is materially different from the narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL Look and Feel.  The distinctive and particular elements of graphics, design,
-----------------
organization, presentation, layout, user interface, navigation, trade dress and stylistic convention (including the digital implementations thereof) within the AOL Network and the total appearance and impression substantially formed by the combination, coordination and interaction of these elements.

AOL Members.  Authorized users (including any sub-accounts under an authorized
-----------
master account) of the AOL Network.

AOL Network.  (i) The AOL Service and (ii) any other product or service owned,
-----------
operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide through which such party elects to offer the ICP Internet Site, ICP Programming and/or Licensed Content (which may include, without limitation, AOL-related Internet sites, "offline" information browsing products, international versions of the AOL brand service, or CompuServe).

AOL Properties.  Any product service or property owned, operated, marketed,
--------------
distributed, or authorized to be distributed by or through AOL or its Affiliates, including, without limitation, the AOL Service, the CompuServe Service and the Netscape Web Site.

AOL Purchaser.  Any person or entity who enters the ICP Internet Site or the ICP
-------------
Programming from the AOL Network including, without limitation, from any third party area therein (to the extent entry from such third party area is traceable through both Parties' commercially reasonable efforts), and generates Transaction Revenues (regardless of whether such person or entity provides an e-mail address during registration or entrance to the ICP Internet Site which includes a domain other than an "AOL.com" domain); provided that any person or entity who has previously satisfied the definition of AOL Purchaser will remain an AOL Purchaser, and any subsequent purchases by such person or entity (e.g., as a result of e-mail solicitations or any off-line means for receiving orders requiring purchasers to reference a specific promotional identifier or tracking code) will also give rise to Transaction Revenues hereunder (and will not be conditioned on the person or entity's satisfaction of the requirements set forth before the above proviso).]

Change of Control.  (a) The consummation of a reorganization, merger or
-----------------
consolidation or sale or other disposition of substantially all of the assets of a party or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1933, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more titan 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

CompuServe Service.  The standard, narrow-band U.S. version of the CompuServe
------------------
brand service, specifically excluding (a) any international versions of such service, (b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "subservice," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas),
(e) any yellow pages, white pages, classified or other search, directory or review services or Content and (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services and/or functionality materially different from the Content distribution, services and/or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer and (h) any property, feature, product or service which CompuServe or its affiliates may acquire subsequent to the Effective Date.

Confidential Information.  Any information relating to or disclosed in the
------------------------
course of this Agreement, which is, or should be reasonably understood to be, confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections and marketing data. "Confidential Information" shall not include information
(a) already lawfully known to or independently developed by the receiving Party,
(b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

Content. Text, images, video, audio (including, without limitation, music used
-------
in time relation with text, images, or video), and other data, products, services, advertisements, promotions, links, pointers, technology and software.

ICP Competitor.  A third party that provides company investor relations or event
--------------
information to the investment community, as well as those parties listed on
Schedule 1.8 hereof. The Parties may, from time to time, expand the list of ICP Competitors on Schedule 1.8 by mutual agreement

ICP Interactive Site.  Any interactive site or area (other than the ICP Internet
--------------------
Site), including any mirrored site or area, which is managed, maintained, or owned by (or which is under the substantial control of) ICP or its agents , including, by way of example and without limitation, (i) an ICP site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's proposed Active Desktop or interactive television service such as WebTV.

ICP Internet Site.  The customized, co-branded Internet site and Content, to be
-----------------
located at URL:http//www.ccbn.aol.com, which is managed, maintained or owned by, ICP or its agents or to which ICP licenses information, content or other materials to AOL and/or AOL Members, as set forth in this Agreement

ICP Presence.  Any (a) ICP trademark or logo, (b) headline or picture from ICP
------------
Content, (c) teaser, icon, or link to the ICP Internet Site or ICP Programming and/or (d) other Content which originates form, describes or promotes ICP or ICP's
Content

ICP Technical Problem.  "ICP Technical Problem" shall have the meaning set forth
---------------------
in Section 3 of Exhibit E hereto.

ICP Programming Any (a) area within the AOL Network or outside the AOL Network
---------------
but exclusively available to AOL Members, which area is developed, programmed, and/or managed by ICP, in whole or in part, pursuant to this Agreement and all Content thereon (including, without limitation, message boards, chat and other AOL Member-supplied content areas contained therein) including, without limitation, any co-branded site or page and (b) Content provided to AOL by ICP pursuant to this Agreement for distribution on or through the AOL Network other than on the ICP Internet Site.

Impression.  User exposure to an ICP Presence, as such exposure may be
----------
reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.

Institutional Investor Interactive Site.  Any password-protected portion of any
---------------------------------------
ICP Interactive Site targeting brokers, broker-dealers, brokerages and/or institutional investors that is not accessible to the general consumer (i.e., non-high net-worth individual investor) market. This definition is subject to alteration upon mutual agreement of the Parties.

Interactive Service.  An entity offering one or more of the following: (i)
-------------------
online or Internet connectivity services (e.g., an Internet service provider);
(ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service) and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g., an online mail or other leading online commerce site); (iii) a persistent desktop client; or (iv) communications software capable of serving as the principal means through which a user creates, sends or receives electronic mail or real time or "instant" online messages (whether by telephone,computer or other means), including without limitation, greeting cards.

IR Information.  Corporate event calendar information, audio, video or
--------------
accompanying PowerPoint presentations of company-sponsored investor-related events, and aggregated collections of links to: corporate investor relations web sites, stock reports, corporate press release information, corporate news analysis and commentary and corporate news stories. The Parties may, from time to time, mutually agree to expand the definition of "IR Information."

Keyword(TM) Search Terms.  The Keyword-online search terms made available on the
------------------------
AOL Service for use by AOL Members, combining AOL's Keyword(TM) online search modifier with a term or phrase specifically related to ICP (and determined in accordance with the terms of this Agreement) (e.g., "CCBN", "IR IBM" or "IR AOL").

Linked Interactive Site.  Any site or area outside of the AOL Network which is
-----------------------
linked to ICP Programming (through a

"pointer" or similar link) subject to approval by AOL in accordance with the terms and conditions of this Agreement

Linked ICP Interactive Site.  Any ICP Interactive Site which is also a Linked
---------------------------
Interactive Site.

Licensed Content.  All Content provided by ICP or its agents through the ICP
----------------
Internet Site and/or the AOL Network in connection with the subject matter of this Agreement, including without limitation all ICP Programming, but excluding Content that is provided to ICP by non-affiliated third parties, over which ICP maintains no editorial control (e.g., the content within Company conference calls),

Netscape Web-Site.  The collection of local language HTML documents targeted at
-----------------
end users in the territory programmed and controlled exclusively by Netscape Communications Corporation and freely accessible to the public via the Internet at the URL http://home.netscape.com (or any successor address designated from
           ------------------------
time to time by Netscape Communications Corporation), but specifically excluding
(a) the AOL Service and the CompuServe Service, (b) AOL.com and CompuServe.com,
(c) any international versions of such site, (d) "ICP," "AOL Netfind(TM)," "AOL Instant Messenger," "NetMail(TM)," "AOL Hometown," "My News," "Digital City(TM)," or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. version of the America Online brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape Netcenter" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-banded versions and any version distributed through any broadband distribution platform or through any platform or device other titan a desktop personal computer (e.g. Custom Netcenter built specifically for third parties).

Premier Areas.  The Personal Finance Channel of the AOL Service. This definition
-------------
is subject to alteration upon mutual agreement of the Parties.

Prime Rate.  The prime commercial lending rate as published in the Wall Street
----------
Journal, such rate to be adjusted automatically without notice on the effective date of any change in such rate.

Product.  Any product, good or service which ICP (or others acting on its behalf
-------
or as distributors) offers, sells, provides, distributes or licenses to AOL Members directly or indirectly through (i) the ICP Internet Site (including through any Interactive Site linked thereto) or ICP Programming (including any Linked Interactive Site), (ii) any other electronic means directed at AOL Members (e.g., c-mail offers), or (iii) an "offline" means (e.g., toll-free number) for receiving orders related to specific offers within the ICP Internet Site or ICP Programming requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products sold through surcharged downloads (to the extent expressly permitted hereunder).

Term.  The period beginning on the Effective Date and ending upon the expiration
----
or earlier termination of this Agreement.

Transaction Revenues.  Aggregate amounts paid by AOL Purchasers in connection
--------------------
with the sale, licensing, distribution or provision of any Products, including, in each case, handling, shipping, service charges, and excluding, in each case,
(a) amounts collected for sales or use taxes or duties and (b) credits and charge backs for returned or canceled goods or services, but not excluding cost of goods sold or any Similar cost.

Unrestricted Interactive Site.  Any ICP Interactive Site, except for (a) any ICP
-----------------------------
Interactive Site over which ICP does not exercise substantial operational control, (b) any ICP Interactive Site on which a third party having ancillary control over the content of such site reasonably objects to a promotion of AOL or (c) any Institutional Investor Interactive Site.

                EXHIBIT C - STANDARD LEGAL TERMS AND CONDITIONS
                -----------------------------------------------

I.   AOL NETWORK

Content.  ICP represents and warrants that all Content provided by ICP to AOL or
-------
any AOL Members within or through the ICP Internet Site (but excluding third-party Content merely linked to by ICP through the ICP Internet Site), all ICP Programming and all Licensed Content (i) does and will conform to AOL's applicable Terms of Service, the terms of this Agreement and any other standard, written policy of AOL and any applicable AOL Property, (ii) does not and will not infringe on or violate any copyright, trademark. U.S. patent, lights of publicity, moral rights or any other third party right, including without limitation, any music performance or other music related rights, and (iii) does not and will not contain any Content which violates any applicable law or regulation ((i), (ii) and (iii) collectively, the "Rules"). In the event that AOL notifies ICP in writing that any such Content, as reasonably determined by AOL, does not comply or adhere to the Rules, then ICP shall use its best efforts to block access by AOL Members to such Content. In the event that ICP cannot, through its best efforts, block access by AOL Members to such Content in question, then ICP shall provide AOL prompt written notice of such fact. AOL may then, at its option, either (i) restrict access from the AOL Network to the Content in question using technology available to AOL or (ii) in the event access cannot be restricted, direct ICP to remove any such Content ICP will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

AOL Network Distribution.  ICP shall not authorize or permit any third party to
------------------------
distribute any Content of ICP through the AOL Network absent AOL's prior written approval. The distribution, placements and/or promotions described in this Agreement or otherwise provided to ICP by AOL shall be used by ICP solely for its own benefit, will link to and promote solely the Licensed Content within the ICP Internet Site or ICP Programming expressly described on Exhibit A and will not be resold, traded, exchanged, battered, brokered or otherwise offered or transferred to any third party or contain any branding other than ICP's branding. Further, the Content of all such distribution, placements and promotions shall be subject to AOL's policies relating to advertising and promotion, including those relating to AOL's exclusivity commitments and other contractual preferences to third parties.

Changes to AOL Properties.  AOL reserves the right to redesign or modify the
-------------------------
organization, structure, "look and feel," navigation and other elements of the AOL Service, AOL Hometown, AOL.com or any other AOL Property, including without limitation, by adding or deleting channels, subchannels and/or screens. If AOL eliminates or modifies an area on an AOL Property in a manner that substantially modifies the nature of the distribution required under this Agreement in a material adverse fashion, AOL will work with ICP in good faith to provide ICP, as its sole remedy, with comparable distribution reasonably satisfactory to ICP.

Contests.  ICP shall use all reasonable efforts to ensure that any contest,
--------
sweepstakes or similar promotion conducted or promoted through the ICP Internet Site and/or ICP Programming (a "Contest") complies with all applicable laws and regulations. ICP shall provide AOL with (i) at least thirty (30) days prior written notice of any Contest and (ii) upon AOL's request, an opinion from ICP's counsel confirming that the Contest complies with all applicable federal, state and local laws and regulations.

Disclaimer.  Upon AOL's request, ICP agrees to include within the ICP Internet
----------
Site and/or ICP Programming a disclaimer (the specific form and substance to be mutually agreed upon by the Parties) indicating that all Content (including any products and services) is provided solely by ICP and not AOL, and any transactions are solely between ICP and AOL Members using or purchasing such Content and AOL is not responsible for any loss, expense or damage arising out of the Licensed Content or services provided through the ICP Internet Site or ICP Programming (e.g., "In no event shall AOL nor any of its agents, employees, representatives or affiliates be in any respect legally liable to you or any third party in connection with any information or services contained herein and AOL makes no warranty or guaranty as to the accuracy, completeness, correctness, timeliness, or usefulness of any of the information contained herein"). ICP shall not in any manner state or imply that AOL recommends or endorses ICP or its Content.

Expert/Specialist Content. If any of the Licensed Content professes to provide
-------------------------
expert, professional or other specialty advice or Content (such as, without limitation, medical or psychological, religious, financial, etc.), ICP shall use commercially reasonable efforts to ensure that all such Licensed Content is prepared or reviewed by licensed, insured and qualified practitioners/professionals in such field with expertise on the particular topic and such Licensed Content complies with applicable standards of the applicable profession and all applicable laws and regulations. Upon request by AOL from time to time, ICP shall provide AOL with evidence reasonably satisfactory to AOL of proper licensure and compliance with the foregoing sentence.

Insurance.  At all times during the Term, ICP shall maintain an insurance policy
---------
or policies reasonably satisfactory to AOL and adequate in amount to insure ICP against all liability associated with the Licensed Content. ICP shall provide AOL with a copy of such policy or policies within thirty (30) days after the Effective Date, failing which, in addition to all other available remedies, AOL shall be entitled to delay the launch of the Licensed Content on the AOL Network. ICP shall promptly notify AOL of any material adverse change in such policy or policies.

Rewards Program.  ICP shall not offer, provide, implement or otherwise make
---------------
available on the ICP Internet Site or ICP Programming (without AOL's prior written consent) any promotional programs or plans that am intended to provide customers with rewards or benefits in exchange for, or on account of, their past or continued loyalty to, or patronage or purchase of, the products or services of ICP or any third party (e.g., a promotional program similar to a "frequent flier" program), unless such promotional program or plan (i) is provided exclusively through AOL's "AOL Rewards" program accessible on the AOL Service at Keyword. "AOL Rewards" or (ii) is not competitive with the AOL Rewards Program, and (unless otherwise agreed upon by AOL) is provided in conjunction with the AOL Rewards program. Notwithstanding the foregoing, ICP shall use commercially reasonable efforts to incorporate the AOL Rewards program into the ICP Internet Site.

Navigation.  In cases where an AOL Member performs a search for ICP through any
----------
search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., promotions, Keyword Search Terms, or any other navigational tools), AOL shall have the right to direct such AOL Member to the ICP Internet Site, or any other ICP Interactive Site determined by AOL in its reasonable discretion.

AOL Look and Feel.  ICP acknowledges and agrees that AOL shall own all right,
-----------------
title and interest in and to the AOL Look and Feel. In addition, AOL shall retain editorial control over the portions of the AOL pages and forms which frame the ICP Internet Site or ICP Programming (the "AOL Frames"). AOL may, at its discretion, incorporate navigational icons, links and pointers or other Content into such AOL Frames.

Operation.  AOL shall be entitled to require reasonable changes to the ICP
---------
Internet Site and ICP Programming to the extent such site will, in AOL's good faith judgment, adversely affect operations of the AOL Network.

Classified.  ICP shall not implement or promote any classifieds listing features
----------
through ICP Programming without AOL's prior written approval. Such approval may be conditioned upon, among other things, ICP's conformance with any then-applicable service-wide technical or other standards related to online classifieds.

Message Boards; Chat Rooms and Comparable Vehicles.  Any Content submitted by
--------------------------------------------------
ICP or its agents within message boards, chat rooms or any comparable vehicles will be subject to the license grant relating to submissions to "public areas" set forth in the AOL Terms of Service. ICP acknowledges that it has no rights or interest in AOL Member submissions to message boards, chat rooms or any other vehicles through which AOL Members may make submissions within the AOL Network. ICP will refrain from editing, deleting or altering, without AOL's prior approval, any opinion expressed or submission made by an AOL Member within ICP Programming except in cases where ICP has a good faith belief that the Content in question violates an applicable law, regulation, third party right or the applicable AOL Property's Terms of Service.

Duty to Inform.  ICP shall promptly inform AOL of any information related to the
--------------
ICP Internet Site, ICP Programming or the Licensed Content which is reasonably likely to lead to a claim, demand or liability of or against AOL and/or its Affiliates by any third party.

Response to Questions/Comments; Customer Service.  ICP shall respond promptly
------------------------------------------------
and professionally to questions, comments, complaints and other reasonable requests regarding the ICP Internet Site, ICP Programming or the Licensed Content by AOL Members or on request by AOL, and shall cooperate and assist AOL in promptly answering the same. ICP shall have sole responsibility for customer service (including, without limitation, order processing, billing, shipping, etc.) and AOL shall have no responsibility with respect thereto. ICP shall comply with all applicable requirements of any federal, state or local consumer protection or disclosure law.

Statements through AOL Network.  Neither party shall make, publish, or otherwise
------------------------------
communicate through the AOL Network any deleterious remarks concerning the other party AOL or its Affiliates, directors, officers, employees, or agents (including, without limitation, its business projects, business capabilities, performance of duties and services, or financial position) which remarks am based on the relationship established by this Agreement or information exchanged hereunder. This section is not intended to limit good faith editorial statements made by ICP based upon publicly available information, or information developed by ICP independent of its relationship with AOL and its employees and agents.

Production Work.  In the event that ICP requests any AOL production assistance,
---------------
ICP shall work with AOL to develop detailed production plans for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, AOL shall notify ICP of (i) AOL's availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of agreed-upon Production Platt, such agreement shall be reflected in a separate work order signed by the Parties. All fees to be paid to AOL for any such production work shall be paid within thirty (30) days after the receipt of the appropriate invoice. To the extent ICP elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's production standards available at Keyword "Styleguide." The specific production resources which AOL allocates to any production work to be performed on behalf of ICP shall be as determined by AOL in its sole discretion. With respect to any routine production, maintenance or related services which AOL reasonably determines are necessary for AOL to perform in order to support the proper functioning and integration of the Anchor Tenant Button and the ICP Internet Site ("Routine Services"), ICP will pay the then-standard fees charged by AOL for such Routine Services.

Production Tool.  AOL shall determine in its sole discretion, which of its
---------------
proprietary publishing tools (each a "Tool") shall be made available to ICP in order to develop and implement the Licensed Content during the Term. ICP shall be granted a nonexclusive license to use any such Tool, which license shall be subject to: (i) ICP's compliance with all rules and regulations relating to use of the Tools, as published from time to time by AOL, (ii) AOL's right to withdraw or modify such license at any time, and (iii) ICP's express recognition that AOL provides all Tools on an "as is" basis, without warranties of any kind.

Training and Support.  AOL shall make available to ICP standard AOL training and
--------------------
support programs necessary to produce any AOL areas hereunder. ICP can select its training and support program from the options then offered by AOL. ICP shall be responsible to pay the fees associated with its chosen training and support package. In addition, ICP will pay travel and lodging costs associated with is participation in any AOL training programs (including AOL's travel and lodging costs when training is conducted at ICP's offices).

Launch Date.  In the event that any terms contained herein relate to or depend
-----------
on the launch date of the ICP Internet Site or other property contemplated by this Agreement which launch date is later than the Effective Date, then it is the intention of the Parties to record such launch date in a written instrument signed by both Parties promptly following such launch date; provided that, in the absence of such a written instrument, the launch date shall be as reasonably determined by AOL based on the information available to AOL.

Keywords.  Any Keyword Search Terms to be directed to the ICP Internet Site
--------
shall be subject to availability and to AOL's approval. AOL reserves the right to revoke at any time, for good cause (in AOL's sole discretion), ICP's use of any Keyword Search Terms that do not incorporate trademarks of ICP (e.g., "AOL
Keyword: IR IBM").  ICP acknowledges that its utilization of a Keyword
Search Terms will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest ICP holds in ICP's trademark independent of the Keyword Search Tenn. Without limiting the generality of the foregoing, ICP will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. This Section shall survive the completion, expiration, termination or cancellation of this Agreement.

Accounts.  To the extent AOL has granted ICP any accounts on the AOL Service,
--------
ICP will be responsible for the actions taken under or through its accounts, which actions are subject to AOL's applicable Terms of Service and for any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any account issued to ICP, but ICP will not be liable for charges incurred by any account relating to AOL's standard monthly usage fees and standard hourly charges, which charges AOL will bear. Upon the termination of this Agreement, all accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any such account

II.  TRADEMARKS

Trademark License.  In designing and implementing any marketing, advertising, or
-----------------
other promotional materials (expressly excluding Press Releases) related to this Agreement and/or referencing the other Party and/or its trade names, trademarks and service marks (the "Promotional Materials") and subject to the other provisions contained herein, ICP shall be entitled to use the following trade names, trademarks and service marks of AOL: the "America Online" brand service, "AOL(TM)" service/software and AOL's triangle logo and, in connection therewith, ICP shall comply with the AOL styleguide available at keyword: "style guide"; and AOL and its Affiliates shall be entitled to use the trade names, trademarks and service marks of ICP (collectively, together with the AOL marks listed above, the "Marks"); provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice. This Section shall survive the completion, expiration, termination or cancellation of this Agreement.

Rights.  Each Party acknowledges that its utilization of the other Party's Marks
------
will not create in it, nor will it represent it has, any right, title or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

Quality Standards.  Each Party agrees that the nature and quality of its
-----------------
products and services supplied in connection with the other Party's Marks shall conform to quality standards communicated in writing by the other Party for use of its trademarks. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party shall comply with all applicable laws, regulations and customs and obtain any required government approvals pertaining to use of the other Party's Marks.

Promotional Materials.  Each Party will submit to the other Party, for its prior
---------------------
written approval, which shall not be unreasonably withheld or delayed, any Promotional Materials; provided, however, that after initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference in Promotional Materials to the existence of a business relationship between AOL and ICP, including, without limitation, the availability of the Licensed Content through the AOL Network, or use of screen shots relating to the distribution under this Agreement (so long as the AOL Network is clearly identified as the source of such screen shots) for promotional purposes shall not require the approval of the other Party. Once approved, the Promotional Materials may be used by a Party and its affiliates for the purpose of promoting the distribution of the Licensed Content through the AOL Network and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

Infringement Proceedings.  Each Party agrees to promptly notify the other Party
------------------------
of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party shall have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto, provided, however, that each Party agrees to provide the other Party, at such other Party's expense, with its reasonable cooperation and assistance with respect to any such infringement proceedings.

III.  REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses granted hereunder and to perform the acts required of it hereunder, (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; (iv) such Party's Promotional Materials will neither infringe on any copyright, U.S. patent or any other third party right nor violate any applicable law or regulation and (v) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof which are not expressly provided for in this Agreement.

IV.  CONFIDENTIALITY

Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement to prevent the disclosure of Confidential Information of the other Party, other than to its employees, or to its other agents who must have access to such Confidential Information for such Party to perform its obligations hereunder, and who are under obligations of confidentiality appropriate to protect the interests of the Parties hereunder (including, without limitation, the obligations set forth in this section). Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body. Also notwithstanding the foregoing, either Party may disclose Confidential Information to its current or bona fide prospective investors, investment bankers, lenders, accountants and attorneys, in each case only where such persons or entities are under obligations of confidentiality appropriate to protect the interests of the Parties hereunder (including, without limitation, the obligations set forth in this section).

V.  RELATIONSHIP WITH AOL MEMBERS

Solicitation of Subscribers.  (a) During the term of this Agreement and for a
---------------------------
two year period thereafter, ICP will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Members on behalf of another Interactive Service. More generally, ICP will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL Member to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with ICP or (ii) provided information to ICP through a contest, registration, or other communication, which included clear notice to the AOL Member that the information provided could result in commercial e-mail or other online communications being sent to that AOL Member by ICP or its agents. Any commercial e-mail or other online communications to AOL Members which are otherwise permitted hereunder will (a) include a prominent and easy means to "opt-out" of receiving any future commercial e-mail communications from ICP and
(b) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

(b) ICP shall ensure that its collection, use and disclosure of information obtained from AOL Members under this Agreement ("Member Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of the ICP Internet Site, ICP's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to users regarding ICP's collection, use and disclosure of user information). ICP will not disclose Member Information collected hereunder to any third party in a manner that identifies AOL Members as end users of an AOL product or service or use Member Information collected under this Agreement to market another interactive Service.

Email Newsletters.  Any email newsletters sent to AOL Members by ICP or its
-----------------
agents over the AOL Network shall (i)
be subject to AOL's policies on use of the email functionality, including but not limited to AOL's policy on unsolicited bulk email, (ii) be sent only to AOL Members requesting to receive such newsletters, (iii) not contain Content which violates AOL's Terms of Service, and (iv) not contain any advertisements, marketing or promotion for any other Interactive Service.

AOL Member Communications.  To the extent ICP is otherwise permitted to send
-------------------------
communications to AOL Members (in accordance with the other requirements contained herein): in any such communications to AOL Members on or off the ICP Internet Site (including, without limitation, e-mail solicitations), ICP will limit the subject matter of such communications to those categories of products, services and/or content that are specifically contemplated by this Agreement and will not encourage AOL Members to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (i) using an Interactive Site other than the ICP Internet Site for the purchase of Products, (ii) using Content other than the Licensed Content; (iii) bookmarking of Interactive Sites; or (iv) changing the default home page on the AOL browser. Additionally, with respect to such AOL Member communications, in the event that ICP encourages an AOL Member to purchase products through such communications, ICP shall ensure that (a) the AOL Network is expressly promoted as the primary means through which the AOL Member can access the ICP Internet Site (including without limitation by stating the applicable Keyword Search Term and including direct links to specific offers within the ICP Internet Site) and
(b) any link to the ICP Internet Site will link to a page which indicates to the AOL Member that such user is in a site which is affiliated with the AOL Network

VI.  TREATMENT OF CLAIMS

Liability.  UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER
---------
PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THIS AGREEMENT, THE USE OF OR INABILITY TO USE THE AOL NETWORK THE ICP INTERNET SITE, ANY ICP PROGRAMMING OR ANY LICENSED CONTENT OR ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY SHALL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION BELOW. EXCEPT AS PROVIDED BELOW IN THE "INDEMNITY" SECTION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR MORE THAN THE AGGREGATE AMOUNTS PAYABLE BY EITHER PARTY HEREUNDER IN THE YEAR IN WHICH THE EVENT GIVING RISE TO SUCH LIABILITY OCCURRED; PROVIDED THAT EACH PARTY SHALL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY UNDER THE PROVISIONS OF THIS AGREEMENT.

No Additional Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT,
------------------------
NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL NETWORK, THE ICP INTERNET SITE, THE ICP PROGRAMMING, ANY LICENSED CONTENT OR ANY AOL PUBLISHING TOOLS, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF THE AOL NETWORK, THE ICP PROGRAMMING OR THE ICP INTERNET SITE.

Indemnity.  Each Party will defend, indemnify, save and hold harmless the other
---------
Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach of any duty, representation, or warranty of this Agreement. In addition, ICP will defend, indemnify, save and hold harmless AOL and AOL's officers, directors, agents, affiliates, distributors, franchisees and employees from any and all Liabilities arising out of or in any way related to the Licensed Content.

If a Party entitled to indemnification hereunder (the "Indemnified Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party shall give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice shall (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party- The Indemnifying Party shall have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten (10) day period, the Indemnifying Party shall be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party shall have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party shall be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party shall cooperate, at its own expense, with the Indemnified

Party and its counsel in the defense against such Action and the Indemnifing Party shall have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action shall require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

Acknowledgment.  AOL AND ICP EACH ACKNOWLEDGES THAT THE PROVISIONS OF THIS
--------------
AGREEMENT WERE NEGOTIATED TO REFLECT AN INFORMED, VOLUNTARY ALLOCATION BETWEEN THEM OF ALL RISKS (BOTH KNOWN AND UNKNOWN) ASSOCIATED WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER- THE LIMITATIONS AND DISCLAIMERS RELATED TO WARRANTIES AND LIABILITY CONTAINED IN THIS AGREEMENT ARE INTENDED TO LIMIT THE CIRCUMSTANCES AND EXTENT OF LIABILITY. THE PROVISIONS OF THIS SECTION VI SHALL BE ENFORCEABLE INDEPENDENT OF AND SEVERABLE FROM ANY OTHER ENFORCEABLE OR UNENFORCEABLE PROVISION OF THIS AGREEMENT.

VII. ARBITRATION

(a) The Parties shall act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, claim, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot resolve the Dispute within such timeframe, the Dispute shall be submitted to the Management Committee for resolution. For ten (10) days after the Dispute was submitted to the Management Committee, the Management Committee shall have the exclusive right to resolve such Dispute; provided further that the Management Committee shall have the final and exclusive right to resolve Disputes arising from any provision of this Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten (10) day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, the Dispute will be subject to the resolution mechanisms described below. "Management Committee" shall mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party shall seek, nor shall be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable to amicably resolve the dispute as set forth in this paragraph (a) and then, only in compliance with the procedures set forth in this Section.

(b) Except for Disputes relating to issues of proprietary rights, including but not limited to intellectual property and confidentiality, any Dispute not resolved by amicable resolution as set forth in paragraph (a) shall be governed exclusively and finally by arbitration. Such arbitration shall be conducted by the American Arbitration Association ("AAA") in Washington, D.C. and shall be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules shall be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures shall not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

(c) The arbitration panel shall consist of three arbitrators. Each Party shall name an arbitrator within ten (10) days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, shall be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise.

(d) The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and not state law, shall govern the arbitrability of all Disputes. The arbitrators shall allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost- effective resolution of the Disputes. The arbitrators shall reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence shall apply in
                                                                              --
toto.  The arbitrators may enter a default decision against any Party who fails
----
to participate in the arbitration proceedings.

(e) The arbitrators shall have the authority to award compensatory damages only. Any award by the arbitrators shall be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration shall be considered Confidential Information under this Agreement.

(f) Each Party shall pay the fees of its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

transcripts and administrative fees (collectively, "Arbitration Costs') shall be born equally by the parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

(g) Any Dispute that is not subject to final resolution by the Management Committee or to arbitration under this Section or law (collectively, "Non-Arbitration Claims") shall be brought in a court of competent jurisdiction in the Commonwealth of Virginia. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims or to enforce a judgment rendered in an arbitration proceeding.

VIII.  MISCELLANEOUS

Auditing Rights.  Each Party shall maintain complete, clear and accurate records
---------------
of all expenses, revenues, fees, transactions and related documentation (including agreements) in connection with the performance of this Agreement ("Records"). All such Records shall be maintained for a minimum of [**] years following termination of this Agreement. For the sole purpose of ensuring compliance with this Agreement AOL shall have the right, at its expense, to conduct a reasonable and necessary copying and inspection of portions of the Records of ICP that are directly related to amounts payable to AOL pursuant to this Agreement which right may, at AOL's option, be exercised by directing an independent certified public accounting firm, subject to strict confidentiality restrictions, to conduct a reasonable and necessary copying and inspection of portions of the Records of ICP that are directly related to amounts payable to the Party requesting the audit pursuant to this Agreement. For the sole purpose of ensuring compliance with this Agreement ICP shall have the right at its expense, to direct an independent certified public accounting firm subject to strict confidentiality restrictions to conduct a reasonable and necessary copying and inspection of portions of the Records of AOL that are directly related to amounts payable to ICP pursuant to this Agreement. Any such audit may be conducted after twenty (20) business days prior written notice, subject to the following. Such audits shall not be made more frequently than once every twelve months. No such audit of AOL shall occur during the period beginning on June 1 and ending October 1. In lieu of providing access to its Records as described above, either party shall be entitled to provide the other with a report from an independent certified public accounting firm confirming the information to be derived from such Records.

Excuse.  Neither Party shall be liable for, or be considered in breach of or
------
default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

Independent Contractors.  The Parties to this Agreement are independent
-----------------------
contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

Notice.  Any notice, approval, request, authorization, direction or other
------
communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on the AOL Network (to screenname "AOLNotice" in the case of AOL) or by confirmed facsimile; (ii) on the delivery date if delivered personalty to the Party to whom the same is directed, (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of ICP, such notice will be provided to ICP's President (fax no. 617-531-4999, email radler@ccbn.com) at the address for ICP set forth in the first paragraph of this Agreement. The relevant notice information set forth in this paragraph with respect to either party may be changed by such party via notice to the other pursuant to this paragraph.

No Waiver.  The failure of either Party to insist upon or enforce strict
---------
performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Parties right to assert or rely upon any such provision or right in that or any other instance; rather, the same shall be and remain in full force and effect.

Return of Information.  Upon the expiration or termination of this Agreement,
---------------------
each Party shall, upon the written request of the other Party, return or destroy, with certification of the same by an officer of the destroying Party (at the option of the Party receiving the request) all Confidential Information, documents, manuals and other materials of the other Party.

Survival.  Sections IV, V, VI, VII and VIII of this Exhibit C, shall survive the
--------
completion, expiration, termination or cancellation of this Agreement. In addition, all payment terms of this Agreement and any provision which, by its nature, must survive the completion, expiration, termination or cancellation of this Agreement, shall survive the completion, expiration, termination or cancellation of this Agreement.

Entire Agreement.  This Agreement, including its main body and all exhibits and
----------------
schedules thereto, sets forth the entire

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

agreement and supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party shall be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, [**].

Amendment.  No change, amendment or modification of any provision of this
---------
Agreement shall be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment.

Further Assurances.  Each Party shall take such action (including, but not
------------------
limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by the other Party for the implementation or continuing performance of this Agreement.

Assignment.  ICP shall not assign this Agreement or any right, interest or
----------
benefit under this Agreement to any Interactive Service without the prior written consent of AOL. Assumption of this Agreement by any successor to ICP that is an Interactive Service (including, without limitation, by way of merger or consolidation) shall be subject to AOL's prior written approval. In the event of any Change of Control of ICP resulting in control of ICP by an Interactive Service, AOL shall have the right to terminate this Agreement upon written notice to ICP. In the event of any Change of Control of AOL resulting in control of AOL by an ICP Competitor, ICP shall have the right to terminate this Agreement upon written notice to AOL. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

Subcontractors.  To the extent ICP utilizes consultants or subcontractors to
--------------
perform a material component of its programming obligations under this Agreement or any work for which such consultant or subcontractor receives in excess of [**] in any one year, such consultants and or subcontractors shall be subject to AOL's prior written approval and ICP shall provide AOL with direct contact information for the employees of such consultants and/or subcontractors who are responsible for performing such obligations, which employees shall be available during business hours for consultation with AOL.

Construction; Severability.  In the event that any provision of this Agreement
--------------------------
conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

Remedies.  Except where otherwise specified, the rights and remedies granted to
--------
a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity.

Applicable Law; Jurisdiction.  This Agreement shall be interpreted, construed
----------------------------
and enforced in all respects in accordance with the laws of the State of New York. Each of the Parties hereby irrevocably consents to the exclusive jurisdiction of any federal or state courts located within the State of New York over any and at actions and claims arising under this Agreement, as well as any actions to enforce such claims or to recover damages or other relief in connection with such claims and waives any objection of forum non conveniens and
                                                        ----- --- ----------
any objection to venue to any action instituted hereunder.

Export Controls.  Both parties shall adhere to all applicable laws, regulations
---------------
and rules relating to the export of technical data and shall not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless property authorized.

Headings.  The captions and headings used in this Agreement are inserted for
--------
convenience only and shall not affect the meaning or interpretation of this Agreement.

Counterparts.  This Agreement may be executed in counterparts, each of which
------------
shall be deemed an original and all of which together shall constitute one and the same document.

                                   EXHIBIT D
                                   ---------

                            [INTENTIONALLY OMITTED]

                                   EXHIBIT E
                                   ---------

                              OPERATING STANDARDS
                              -------------------

1.   ICP Internet Site Infrastructure.  ICP will be responsible for all
     --------------------------------
     communications, hosting and connectivity costs and expenses associated with the ICP Internet Site. ICP will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the ICP Internet Site from the AOL Network. ICP will design and implement the network between the AOL Service and ICP Internet Site such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the ICP Internet Site from the AOL Network and (ii) no single line under ICP's reasonable control will run at more than 70% average utilization for a 5-minute peak in a daily period. In this regard, ICP will provide AOL, upon request, with a detailed network diagram regarding the architecture and network infrastructure supporting the ICP Internet Site. In the event that ICP elects to create a custom version of the ICP Internet Site in order to comply with the terms of this Agreement, ICP will bear responsibility for all aspects of the implementation, management and cost of such customized site.

2.   Optimization; Speed.  ICP will use commercially reasonable efforts to
     -------------------
     ensure that: (a) the functionality and features within the ICP Internet Site arc appropriate for the client software then in use by AOL Members; and (b) the ICP Internet Site is designed and populated in a manner that is reasonably likely to minimize delays when AOL Members attempt to access such site. At a minimum, ICP will use commercially reasonable efforts to ensure that the ICP Internet Site's data transfers initiate within fewer than fifteen (15) seconds on average. Prior to commercial launch of any material promotions described herein, ICP will permit AOL to conduct performance and load testing of the ICP Internet Site (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

3.   Technical Problems.  ICP agrees to use commercially reasonable efforts to
     ------------------
     address material technical problems (over which ICP exercises control) affecting use by AOL Members of the ICP Internet Site (an "ICP Technical Problem") promptly following notice thereof. In the event that ICP is unable to promptly resolve an ICP Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the fight to regulate the promotions it provides to ICP hereunder until such time as ICP corrects the ICP Technical Problem at issue.

4.   Monitoring.  ICP will ensure that the performance and availability of the
     ----------
     ICP Internet Site is monitored on a continuous (24 X 7) basis. ICP will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for ICP's principal business and technical representatives, for use in cases when issues or problems arise with respect to the ICP Internet Site.

5.   Security.  ICP will utilize Internet standard encryption technologies
     --------
     (e.g., Secure Socket Layer - SSL) that are intended to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the ICP Internet Site. ICP will facilitate periodic reviews of the ICP Internet Site by AOL in order to evaluate the security risks of such site. ICP will use commercially reasonable efforts to promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

6.   Technical Performance.
     ---------------------

     i. ICP will design the ICP Internet Site to support the AOL-Client embedded versions of the Microsoft Internet Explorer 3.XX and 4.XX browsers (Windows and Macintosh), the Netscape Browser 4.XX and make commercially reasonable efforts to support all other AOL browsers listed at: "http://webmaster.info.aol.com."
                     --------------------------------

     ii. To the extent ICP creates customized pages on the ICP Internet Site for AOL Members, ICP develop and employ a methodology to detect AOL Members (e.g., examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at: "http://webmaster.info.aol.com" and
                                             -------------------------------
          referenced under the heading "Browser Detection."

     iii ICP will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.
                    ------------------------------

     iv. ICP will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing or preventing the caching of information in AOL's proxy system as outlined in the document provided at the following URL: http://webmaster.info.aol.com. ICP is responsible for the manipulation of these parameters in web based objects so as allow them to be cached or not cached as outlined in RFC 1945.

     v. Prior to releasing materially new functionality or features through the ICP Internet Site ("New Functionality"), ICP will use commercially reasonable efforts to (i) test the New Functionality to confirm its compatibility with AOL Service client software and (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software. Should any new material, new functionality or features through the ICP Internet Site be released without notification to AOL, AOL will not be responsible for any adverse member experience until such time that compatibility tests can be performed and the new material, functionality or features qualified for the AOL Service.

7.   AOL Internet Services Partner Support.  AOL will provide ICP with access
     -------------------------------------
     to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of ICP or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any ICP area other than the ICP Internet Site. Support to be provided by AOL is contingent on ICP providing to AOL demo account information (where applicable), a detailed description of the ICP Internet Site's software, hardware and network architecture and access to the ICP Internet Site for purposes of such performance and the coordination load testing as AOL elects to conduct.

8.   ICP Programming - The terms and conditions of this Exhibit applicable to
     ---------------
     the ICP Internet Site shall apply equally to any ICP Programming that is
     (a) programmed in HTML or (b) web-based.

                                   EXHIBIT F
                                   ---------

                               KEYWORD GUIDELINES
                               ------------------

PRINT/GRAPHIC

 .     Preferred listing:  (AOL Logo appears) America Online Keyword:
                 IR America Online Keyword: IR

 .     If necessary, due to space constraints, listing may (pending approval)
                                                      ---
      appear as follows:
      AOL Keyword: IR

 .     Every effort should be made to have "America Online" spelled out

 .     Capitalization - listing should appear in initial caps only
          Note: When America Online is abbreviated to AOL - AOL must appear in all caps.
          K of Keyword must always be capitalized

 .     Font, Font style and Size must all be consistent

 .     Listing size must be of equal prominence to that of any/all other URLs featured

BROADCAST/RADIO

 .     America Online Keyword must announced entirely (even if an accompanying graphic is set with AOL versus America Online)

      Example voiceover would read:
          "For more information, please visit America Online Keyword: IR"

AOL must approve all other uses by ICP of any AOL (or AOL Property) logo, trademark, trade name or other proprietary term prior to such usage.

                                   EXHIBIT G
                               Warrant Agreement
                                   [Attached]

           Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  SCHEDULE 1.5
                                  ------------

                             Carriage Fee Payments*
                             ----------------------

                      -----------------------------------
                      Total Payments       $14,100,000.00
                         Months                      40
                      -----------------------------------
                      DATE                    Payment ($)
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------
                      [**]                           [**]
                      -----------------------------------

Notes
-----
     . Upon any IPO or financing event prior to the Q4 payment, payments will accelerate so that CCBN is always 1 quarter ahead.

     . *Upon the closing of any public offering of ICP's common stock (an "IPO") before June 1, 2000, the payment due on September 1, 2000 (as set forth above and as defined below) shall be due and payable within fifteen (15) days following such IPO, and the due dates for the remaining payments set forth above shall be accelerated by (a) nine months (in the event of an IPO during the period beginning December 1, 1999 and ending February 29, 2000), (b) six (6) months (in the event of an IPO during the period beginning March 1, 2000 and ending May
          31, 2000), or (c) three (3) months (in the event of an IPO during the period beginning June 1, 2000 and ending August 31, 2000).

                                  SCHEDULE 1.8
                                  ------------

                            List of ICP Competitors
                            -----------------------

C-call (Street Fusion)
V-call (Investor Business Network)
Multex
Bestcalls.com
P R Newswire
Business Wire
Direct Report
Merrill Corporation
Prime Zone
Stockmaster
Net Earnings

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  SCHEDULE 4.2
                                  ------------

                        ICP's Advertising Revenue Share
                        -------------------------------


Advertising Revenues          AOL%      ICP%
--------------------          ----      ----
--------------------------------------------


         [**]                 [**]     [**]

* Percentages above apply only to the specific incremental amount, not to the aggregate amount (i.e., for the range between [**] AOL shall receive [**] of the gross advertising sales falling within such range, and [**] of the gross advertising sales in the [**] range).